UNITED STATES SECURITIES AND EXCHANGE COMMISSION
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Ciena Corporation

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+ C 1234567890 IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Ciena Corporation 2011 Annual Meeting of Stockholders to be Held on March 23, 2011 Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a printed copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The annual report and proxy statement are available at: www.envisionreports.com/ciena When you go online to view materials, you can also vote your shares or request printed materials. 3 Step 1: Easy Online Access — A Convenient Way to View Proxy Materials and VoteGo to www.envisionreports.com/ciena. Step 2: Click the Cast your Vote or Request Printed Materials section. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings. Obtaining a Copy of the Proxy Materials — If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before March 12, 2011 to facilitate timely delivery.1 0 8 5 0 2 +019S7B

Stockholder Meeting Notice The Ciena Corporation 2011 Annual Meeting of Stockholders will be held on March 23, 2011 at The Westin Baltimore Washington Airport — BWI, 1110 Old Elkridge Landing Road, Linthicum, MD 21090, at 3:00 p.m. Eastern Time. Directions to the Annual Meeting can be found in the proxy statement. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote “FOR” Proposal 1, 2, 3 and 4 and of “EVERY THREE YEARS” on Proposal 5: 1. Election of three Class II directors: Harvey B. Cash Judith M. O’Brien Gary B. Smith 2. Approval of an increase in the number of shares of our common stock that may be issued upon conversion of our outstanding 4.0% Convertible Senior Notes due 2015. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2011. 4. Advisory vote on our executive compensation, as described in these proxy materials. 5. Advisory vote on the frequency of stockholder advisory votes on our executive compensation in the future. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof. Please note: This is not a proxy. To vote your shares you must vote online or request a set of printed proxy materials to receive a proxy card. If you wish to attend and vote at the Annual Meeting, please bring this notice and identification with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. 3 Internet — Go to www.envisionreports.com/ciena. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. 3 Telephone — Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. 3 Email — Send email to investorvote@computershare.com with “Proxy Materials Ciena” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by March 12, 2011. 019S7B